FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

AUG 01 1990

[illegible] SECRETARY OF STATE
[signature]
No. 7126-90

FILING FEE: $125.00 KK.
RECEIPT #C 636081
SHOGUN INVESTMENT GROUP, LTD.
3871 VALLEY VIEW DRIVE, #2
LAS VEGAS, NEVADA 89103

ARTICLES OF INCORPORATION

OF

WOODIE I, INC.

KNOW ALL MEN BY THESE PRESENTS:

We, the undersigned, natural persons of the age of 21 years, or more, acting as incorporators of a corporation under the Nevada Business Corporation Act, adopt the following Articles of Incorporation for such corporation:

ARTICLE I - NAME

The name of he Corporation shall be Woodie I, Inc.

ARTICLE II - DURATION

The period of its duration shall be perpetual unless dissolved or terminated according to law.

ARTICLE III - CORPORATE PURPOSES

The general purposes and objects for which the corporation is organized are:

a. The primary purpose of the corporation is to engage in the activity of general business, investments, research & development, manufacturing and realestate development.

b. To do each and every thing necessary, suitable or proper for the accomplishment of any of the purposes or the attainment of anyone or more of the subjects herein enumerated, or which may at anytime appear conducive to or expedient for protection or benefit of this corporation, and to do said acts as fully and to the same extent as natural persons might, or could do, in any part of the world as principals, agents, partners, trustees or

otherwise, either alone or in conjunction with any other person, association or corporation.

c. The foregoing clauses shall be construed both as objects and powers and shall not be held to limit or restrict in any manner the general powers of the corporation and the enjoyment and exercise thereof as conferred by the laws of the State of Nevada; and it is the intention that the purposes, objects and powers specified in each of the paragraphs shall be considered as independent objects and powers.

ARTICLE IV - SHARES OF STOCK

The aggregate number of shares which the corporation shall have authority to issue is 5,000,000 shares of common stock at par value of $0.001 per share, or a total capitalization of $5,000.00.

There shall be no cumulative voting, and all pre-emptive rights are denied. Each share shall entitle the holder thereof to one vote at all meetings of the stockholders.

Stockholders shall not be liable to the corporation or its creditors for any debts or obligations of the corporation.

ARTICLE V - STOCK RESTRICTIONS

All shares of stock in the company are assignable and any stockholder may sell, assign and transfer his shares and certificates of stock at pleasure except that no such transfer, sale or assignment shall be valid unless and until it shall have been entered upon the books of the company and the old certificate or certificates shall have been surrendered for cancellation to the secretary and a new certificate or certificates issued in lieu of the same.

ARTICLE VI - COMMENCING BUSINESS

The corporation will not commence business until consideration of the value of at least One Thousand Dollars (1,000.00) has been received for the issuance of shares.

ARTICLE VII - REGISTERED AGENT AND OFFICE

The name and post office address of its initial registered agent is David Meadow, 6221 Bullion St., Las Vegas, NV 89103.

The post office address of its initial principal office is 6221 Bullion St., Las Vegas, NV 89103.

ARTICLE VIII - DIRECTORS

That the number of directors of this corporation, their qualifications, terms of office and the time and manner of their election, removal and resignation shall be as follows:

The number of directors shall not be less than three (3) nor more than seven (7), the exact number within such limits to be determined in the manner prescribed by the by-laws.

Directors shall be elected at the annual meeting of the stock holders of this corporation and shall serve for one (1) year and until their successors shall have been duly elected and qualified.

A majority of the entire number of directors, but not less than (2), shall be necessary to form a quorum of the board of directors, authorized to transact the business and exercise the corporate powers of the corporation.

Such officers shall consist of:

(a) President;

(b) One or more Vice Presidents as shall be provided by the by-laws or the board of directors;

(c) A Secretary: and,

(d) A Treasurer - may be held by officers who concurrently hold another office.

Such officers shall be elected annually by the board of directors and shall serve for one (1) year and until their successors shall have been duly elected and qualified.

Any officer may be removed by vote of a majority of the board of directors or in such other manner as may be prescribed in the by-laws.

ARTICLE IX

That the following named person, parties hereto, shall be the directors and officers of this corporation from the date hereof and until their successors shall have been elected and qualified:

PRESIDENT & CHAIRMAN OF THE BOARD:	Woody Porter 709 North Main St. Las Vegas, NV 89101
VICE PRESIDENT & DIRECTOR:	Jeff W. Bradley 1438 East Hacienda #B Las Vegas, NV 89119
SECRETARY/TREASURER & DIRECTOR:	David Meadow 6221 Bullion St. Las Vegas, NV 89103

ARTICLE X - SHAREHOLDER LIABILITY

That the private property of the stockholders of this corporation shall not be liable for the debts or obligations of the corporation.

ARTICLE XI - INCORPORATORS

The name and address of each incorporator is:

Woody Porter
709 North Main St.
Las Vegas, NV 89101

Jeff W. Bradley
1438 East Hacienda #B
Las Vegas, NV 89119

David Meadow
6221 Bullion St.
Las Vegas, NV 89103

IN WITNESS WHEREOF, the said parties, incorporators hereof, have hereunto subscribed their names this 9 day of July, 1990.

Woody Porter

Jeff W. Bradley

David Meadows

STATE OF NEVADA)
:
COUNTY OF CLARK)

SUBSCRIBED AND SWORN to before me by

This 9 day of July, 1990.

My Commission Expires:

NOTARY PUBLIC
County of Clark-State of Nevada
SUSAN OWENS
My Appointment Expires Aug. 28, 1990

NOTARY PUBLIC
Residing in Las Vegas, Nevada

RECEIVED
JUL 31 1990
SECRETARY OF STATE

July 2, 1990

I, David Meadows, acting as registered Agent, in the State of Nevada and living in Clark County, Nevada, do hereby accept the full legal responsibilty as Agent for the corporation, registered under the name of Woodie I, Inc., who's address is, 6221 Bullion Street, Las Vegas, NV, 89103

Sincerely,

David Meadows

NOTARY PUBLIC
County of Clark-State of Nevada
SUSAN OWENS
My Appointment Expires Aug. 28, 1990

STATE OF NEVADA)
COUNTY OF CLARK)

SUBSCRIBED AND SWORN to me before me This 17 day of July, 1990.

NOTARY PUBLIC

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

AUG 01 1990

SECRETARY OF STATE

No. ______

RECEIVED

SECRETARY

C712690

CERTIFICATE OF AMENDMENT OF ARTICLES OF CORPORATION

FILED # ____________

APR 0 8 1999

WOODIE I, INC.
(the Corporation)

the undersigned, Roger Kirby (President/Director) and Roger Kirby (Secretary/Treasurer) of the Corporation do hereby certify that:

The Board of Directors of the Corporation, at a meeting duly convened and held on Wednesday, March 17, 1999, adopted a resolution to amend the original Articles as follows:

ARTICLE IV is hereby amended as restated as follows:

Fifth: SHARES OF STOCK

SHARES OF STOCK: The total number of authorized shares of the Corporation is 200,000,000 common voting shares @.001 PAR VALUE. The consideration for the issuance of shares may be paid in whole or in part, in money, labor, services, or other things of value.

Further, the name of the Corporation be changed to **VenCap Capital Corporation.**

The number of shares of the Corporation outstanding and entitled to vote on an amendment of the Articles of incorporation are 49,927,891, that the said changes and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

Dated Wednesday, March 17, 1999.

Woodie I, Inc. Attest:

H. Roger Kirby
Secretary

H. Roger Kirby
President

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
BRIDGET E. RICHARDS
My Appointment Expires Sept. 5, 2000

B. Richards

RECEIVED
APR 08 1999
SECRETARY OF STATE

175-

C 7126-90

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # ____________

DEC 3 0 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment

(PURSUANT TO NRS 78.380)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

VENCAP CAPITAL CORPORATION

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE I of the Articles of Incorporation of this Corporation is amended to read in its entirety as follows. The name of the Corporation shall be changed to American Scientific Resources, Incorporated.

ARTICLE 4 of the Articles of Incorporation of this Corporation is amended to read in its entirety as follows. This Corporation is authorized to issue 500,000,000 shares of common stock with a par value of $.001 per share.

3. The undersigned declare that they constitute **at least two-thirds of** the incorporators ☐, or of the board of directors ☒ (check one box only)

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures*

______________________ Signature

______________________ Signature

* If more than two signatures, attach an 8 1/2x 11 plain sheet with the additional signatures.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State Amend 78 380 2003
Revised on 10/30/03

F4 04-54039

(#175)

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED# C 7126-90

FEB 0 5 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Correction

(PURSUANT TO NRS 78,78A, 80, 81, 82, 84, 86, 87, 58, 88A, 89 and 92A)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

VENCAP CAPITAL CORPORATION

2. Description of the original document for which correction is being made:

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS (Pursuant to NRS 78.380-Before Issuance of Stock)

3. Filing date of the original document for which correction is being made: DECEMBER 30, 2003

4. Description of the inaccuracy or defect.

CERTIFICATE OF AMENDMENT WAS FILED UTILIZING THE FORM PURSUANT TO NRS 78.380-BEFORE ISSUANCE OF STOCK.

CERTIFICATE OF AMENDMENT SHOULD HAVE BEEN FILED UTILIZING THE FORM PURSUANT TO NRS 78.385 AND 78.390-AFTER ISSUANCE OF STOCK.
THE STOCK WAS STATED AS $.001.

5. Correction of the inaccuracy or defect.

THE CORPORATION HEREBY CORRECTS THE FILING OF DECEMBER 30, 2003, WHEREBY THE CERTIFICATE TO THE AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS IS FILED PURSUANT TO NRS 78.385 AND 78.390-AFTER ISSUANCE OF STOCK.
THE STOCK SHOULD STATE $.0001.

6. Signature:

G. Roger Kirby — PRESIDENT — 1/28/04

Authorized Signature — **Title** * — **Date**

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

(Pg. 1)

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78 385 and 78 390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
VENCAP CAPITAL CORPORATION

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE 1 OF THE ARTICLES OF INCORPORATION OF THIS CORPORATION IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

THE NAME OF THE CORPORATION SHALL BE AMERICAN SCIENTIFIC RESOURCES, INCORPORATED.

ARTICLE 4 OF THE ARTICLES OF INCORPORATION OF THIS CORPORATION IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

THIS CORPORATION IS AUTHORIZED TO ISSUE 500,000,000 SHARES OF COMMON STOCK WITH A PAR VALUE OF .0001 PER SHARE.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 58%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Roger Kirby

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

(Pg. 2)

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

[illegible]

Filed in the office of	Document Number 20050046603-76
Dean Heller Secretary of State State of Nevada	Filing Date and Time 03/04/2005 11:41 AM
	Entity Number C7126-1990

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: AMERICAN SCIENTIFIC RESOURCES, Incorporated

2. The articles have been amended as follows (provide article numbers, if available):

"ARTICLE 4 SHARES OF STOCK - The aggregate number of shares which the Corporation shall have the authority to issue is 700,000,000 shares of common stock, par value $.0001 per share. There shall be no cumulative voting and all pre-emptive rights are denied. Each share shall entitle the holder thereof to one vote at all meetings of the stockholders. Stockholders shall not be liable to the Corporation or its creditors for any debts or obligations of the Corporation."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: a majority*

4. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Kenneth E. Hubbard, Secretary

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Dean Heller	20050118489-08
Dean Heller Secretary of State State of Nevada	Filing Date and Time: 04/11/2005 4:06 PM
	Entity Number: C7126-1990

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: AMERICAN SCIENTIFIC RESOURCES, INCORPORATED

2. The articles have been amended as follows (provide article numbers, if available):

"ARTICLE 4 SHARES OF STOCK - (b) Simultaneously with the effective date 4/18/05 of this Certificate of Amendment of Articles of Incorporation (the "Effective Date"), each share of common stock, par value $.0001 per share of the Corporation issued and outstanding and all shares held as treasury shares immediately prior to the Effective Date shall be automatically reclassified and continued, without action on the part of the holder thereof, as 1/100th of a share of common stock, par value $.0001 per share. The Corporation shall not issue fractional shares on account of such reverse split. Holders of the issued common stock who would otherwise

(Continued on attached)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: Majority*

4. Effective date of filing (optional): 4/18/05
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

be entitled to a fraction of a share on account of the reverse split shall have such fractional share rounded up to the nearest whole share. After such reverse stock split is completed, 700,000,000 shares of common stock, par value $.0001 per share shall remain. For purposes hereof, the Effective Date shall mean the date on which NASDAQ (or other appropriate regulatory agency) effectuates the reverse split referred to herein."

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Correction
(PURSUANT TO NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

Filed in the office of	Document Number
Dean Heller, Secretary of State, State of Nevada	20050125703-65
	Filing Date and Time: 04/14/2005 3:57 PM
	Entity Number: C7126-1990

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction
(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:
AMERICAN SCIENTIFIC RESOURCES, INCORPORATED

2. Description of the original document for which correction is being made:
CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

3. Filing date of the original document for which correction is being made: 04 / 11 / 05

4. Description of the inaccuracy or defect.
EFFECTIVE DATE WAS NOTED AS 4/18/05.

5. Correction of the inaccuracy or defect.
EFFECTIVE DATE SHOULD BE 4/15/05.

6. Signature:

Authorized Signature	Title *	Date
[signature]	CEO	April 14, 2005

***If entity is a Corporation, it must be signed by an Officer if stock has been issued, *OR* an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.**

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080306408-81
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/02/2008 8:00 AM
	Entity Number C7126-1990

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

AMERICAN SCIENTIFIC RESOURCES, INCORPORATED

2. The articles have been amended as follows (provide article numbers, if available):

Article IV is hereby deleted in its entirety and placed as follows:

The aggregate number of shares which the corporation shall have authority to issue is 250 million common shares, Par Value $.0001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: Not applicable

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080361687-11
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/27/2008 6:29 AM
	Entity Number C7126-1990

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

AMERICAN SCIENTIFIC RESOURCES INCORPORATED

2. The articles have been amended as follows (provide article numbers, if available):

Article IV is hereby deleted in its entirety and placed as follows:

The aggregate number of common shares which the corporation shall authority to issue is 250 million common shares, Par Value $0.0001

The corporation shall add to its capital structure 1,000,000 shares of Preferred Stock, $0.001 par value, the rights and preferences of which may be determined by the Board of Directors. Said shares may by issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: MAJORITY-OVER 50%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080587131-85
[signature]	Filing Date and Time 09/02/2008 8:35 AM
Ross Miller Secretary of State State of Nevada	Entity Number C7126-1990

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Scientific Resources Incorporated

2. The articles have been amended as follows: (provide article numbers, if available)

Article IV is hereby deleted in its entirety and placed as follows:
The aggregate number of common shares which the corporation shall authority to issue is 250 million common shares, Par Value $0.0001 per share. There shall be no cumulative voting and all pre-emptive rights are denied. Each share shall entitle the holder thereof to one vote at all meetings of the stockholders. Stockholders shall not be liable to the Corporation or its creditors for any debts or obligations of the Corporation.
The corporation shall add to its capital structure 1,000,000 shares of Preferred Stock, $0.001 par value, the rights and preferences of which may be determined by the Board of Directors. Said shares may by issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: MAJORITY-OVER 50%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20080650716-05
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/29/2008 8:00 AM
	Entity Number C7126-1990

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Scientific Resources Incorporated

2. The articles have been amended as follows: (provide article numbers, if available)

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation of the Corporation, as amended, out of the authorized but unissued shares of Preferred Stock of the Corporation this Board of Directors hereby create a series of the Preferred Stock, par value $.001 per share (the "Preferred Stock"), of the Corporation, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Corporation which are applicable to Preferred Stock of all series) as follows:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION
OF SERIES A PREFERRED STOCK

Pursuant to the Nevada Revised Statutes

American Scientific Resources, Inc. (the "Corporation"), a corporation organized and existing under the Nevada Revised Statutes, does hereby certify:

FIRST: Pursuant to authority conferred upon the Board of Directors by its Certificate of Incorporation, and pursuant to the provisions of the Nevada Revised Statutes, said Board of Directors is authorized to issue Preferred Stock of the Company in one or more series and has adopted the resolution set forth below:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation of the Corporation, as amended, out of the authorized but unissued shares of Preferred Stock of the Corporation this Board of Directors hereby create a series of the Preferred Stock, par value $.001 per share (the "Preferred Stock"), of the Corporation, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Corporation which are applicable to Preferred Stock of all series) as follows:

1. Designation. The designation of the series shall be "Series A Preferred Stock" (the "Series A Preferred Stock").

2. Number. The number of shares constituting the Series A Preferred Stock shall be1 million.

3. Voting Rights.

a. General Voting Rights. The holder of each share of Series A Preferred Stock shall have the right to the voting power equal to that of ten thousand shares (10,000) of the Corporation's common stock, par value $.001 per share (the "Common Stock") and with respect to such vote, each such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the by-laws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

b. Consent Needed for Authorization. Without the vote or consent of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding, the Corporation may not (i) authorize, create or issue, or increase the authorized number of shares of, any class or series of capital stock ranking prior to or on a parity with the Series A Preferred Stock either as to dividends or liquidation, (ii) authorize, create or issue any class or series of common stock of the Corporation other than the Common Stock, (iii) authorize any reclassification of the Series A Preferred Stock, (iv) authorize, create or issue any securities convertible into or exercisable for capital stock prohibited by Section 3(b)(i) or (ii), (v) amend this Certificate or (vi) enter into any disposal, merger or reorganization involving 20% of the total capitalization of the Corporation.

4. Liquidation.

a. Preference. Subject to the rights of the holders of any other series of Preferred Stock ranking senior to or on a parity with the Series A Preferred Stock with respect to liquidation and any other class or series of capital stock of the Corporation ranking senior to or on a parity with the Series A Preferred Stock with respect to liquidation, in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of record of the issued and outstanding shares of Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to the holders of shares of Series A Preferred Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock and any other series of Preferred Stock ranking junior to the Series A Preferred Stock with respect to liquidation and any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock with respect to liquidation, an amount in cash per share equal to $1.00, plus an amount equal to all dividends accrued and unpaid on each such share (whether or not declared) up to the date fixed for distribution. If, upon such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of Series A Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto shall be insufficient to permit the payment in full to all such holders of shares of the preferential amounts payable to them, then the entire assets of the Corporation available for distribution to such holders of shares shall be distributed ratably among such holders in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. After payment of the full amount to which they are entitled upon liquidation pursuant to this Section 4(a), the holders of shares of Series A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation or other entity nor a sale, transfer, lease or exchange of all or part of the Corporation's assets will be considered a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 4(a).

b. Adjustments. The liquidation preference provided for herein with respect to the Series A Preferred Stock shall be equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series A Preferred Stock.

5. Conversion Rights. The Series A Preferred Stock shall have no conversion rights.

6. Dividends.

a. Dividends.

(i) Subject to the rights of the holders of any other series of Preferred Stock ranking senior to or on a parity with the Series A Preferred Stock with respect to dividends and any other class or series of capital stock of the Corporation ranking senior to or on a parity with the Series A Preferred Stock with respect to dividends, other than the Common Stock, the holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, cumulative dividends per share of Series A Preferred Stock at a rate per annum as determined by the Board of Directors during the period commencing after the date of original issuance of any shares of Series A Preferred Stock until converted pursuant

to Section 5 above; provided, however, in the event of an Optional Conversion, all accumulated dividends will automatically be eliminated and no such dividends will be due or payable to holders of Series A Preferred Stock.

(ii) Dividends on the Series A Preferred Stock will accrue on each December 15, March 15, June 15, and September 15, occurring after the date of original issuance, provided that the Corporation shall have the option to pay dividends when and as declared by the Board of Directors of the Corporation. The party that holds the Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such dividend payment date, without regard to any sale or disposition of such shares of Series A Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date.

(iii) The Corporation shall pay the dividends on the Series A Preferred Stock described in Section 6(a)(i), at the Corporation's option and in its sole discretion, out of funds legally available therefor (A) in cash, (B) in shares of Common Stock, such that the number of shares of Common Stock to be distributed as a dividend to each holder of Series A Preferred Stock shall be equal to the cash amount of such dividend payable to such holder on such dividend payment date divided by the average quote per share of Common Stock reported by OTC Bulletin Board or any other stock exchange on which the Common Stock is traded, as determined by the Company (the "Per Share Market Value") for the fifteen (15) trading days immediately preceding such dividend payment date, or (C) in any combination of cash and shares of Common Stock that the Corporation may determine in its sole discretion, with the number of shares of Common Stock to be distributed in connection therewith to be calculated on the basis set forth in Section 6(a)(iii)(B).

(iv) No fractional shares of Common Stock or scrip shall be issued upon payment of any dividends in shares of Common Stock. If more than one share of Series A Preferred Stock shall be held by the same holder at the time of any dividend payment date, the number of full shares of Common Stock issuable upon payment of such dividends shall be computed on the basis of the aggregate dividend amount that the Corporation has determined to pay in Common Stock shares. Instead of any fractional shares of Common Stock which would otherwise be issuable upon payment of such dividends, the Corporation shall pay out of funds legally available therefor a cash adjustment in respect of such fractional interest, rounded to the nearest one hundredth (1/100th) of a share, in an amount equal to that fractional interest of the average Per Share Market Value for the fifteen (15) trading days immediately preceding such dividend payment date, rounded to the nearest cent ($.01).

b. Allocation of Dividends. Dividends on the Series A Preferred Stock, if paid, or if declared and set apart for payment, must be paid or declared and set apart for payment on all outstanding shares of Series A Preferred Stock contemporaneously. In the event dividends on the Series A Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any other class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto are declared and paid in an amount less than all accumulated and current dividends on all of such shares, the total amount declared and paid shall be allocated among all of such shares so that the per share dividend to be declared and paid on each share is the same percentage of the sum of the accumulated dividends for each such share. In the event dividends are declared and paid on the Series A Preferred Stock in a combination of cash and shares of Common Stock, the percentage of the dividend paid in cash and the percentage of the dividend paid in stock must be the same for each share of Series A Preferred Stock.

c. Dividend Priorities. The Corporation shall not declare or pay any distributions to the holders of the Common Stock or any other class or series of capital stock ranking junior to the Series A Preferred Stock in respect of dividends during any period of time in which any shares of Series A Preferred Stock are outstanding or in which any dividends payable on any shares of Series A Preferred Stock have not been declared and paid in full. In this Section 6(c), "distribution" means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend solely in shares of Common Stock), or the purchase or redemption by the Corporation of shares of Common Stock or any other shares of capital stock of the Corporation ranking junior to the Series A Preferred Stock in respect of dividends for cash or property, but does not include the repurchase by the Corporation of shares from an officer, director, employee or consultant of the Corporation.

7. Reacquired Shares. Any shares of Series A Preferred Stock purchased, converted or otherwise acquired by the Corporation in any manner whatsoever shall not be reissued as part of such series and shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock.

SECOND: That said determination of the powers, designation, preferences and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to said series of Preferred Stock, was duly made by the Board of Directors of the Corporation pursuant to the provisions of the Certificate of Incorporation of the Corporation, as amended, and in accordance with the provisions of Nevada Revised Statues.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Christopher F. Tirotta, its Chief Executive Officer as of July 15, 2008.

AMERICAN SCIENTIFIC RESOPURCES, INC.

By: /s/ Christopher F. Tirotta
Name: Christopher F. Tirotta
Title: Chief Executive Officer

Minutes of American Scientific Board Meeting

Date: July 15, 2008

Board Members present: Donald Bennett, Thomas Materna, MD, Christophor Tirotta, MD

1) Meeting was called to order by Dr. Tirotta. Waiver of advanced notice was given by all Board members.
2) The Board discussed the Preferred Shares authorized in April 2008. A motion was made to approve a the creation of a Series A Preferred Stock as described in Exhibit A attached hereto. The Board approved with unanimous consent and reserve 1,000,000 shares of preferred stock for issuance as Series A Preferred Stock.
3) Motion was proposed by Dr. Tirotta to adjourn the meeting. The motion was seconded and approved with unanimous consent.

____
Christopher F. Tirotta

____
Donald Bennett

____
Thomas Materna

Minutes of American Scientific Board Meeting

Date: July 15, 2008

Board Members present: Donald Bennett, Thomas Materna, MD, Christopher Tirotta, MD

1) Meeting was called to order by Dr. Tirotta. Waiver of advanced notice was given by all Board members.
2) The Board discussed the Preferred Shares authorized in April 2008. A motion was made to approve a the creation of a Series A Preferred Stock as described in Exhibit A attached hereto. The Board approved with unanimous consent and reserve 1,000,000 shares of preferred stock for issuance as Series A Preferred Stock.
3) Motion was proposed by Dr. Tirotta to adjourn the meeting. The motion was seconded and approved with unanimous consent.

____
Christopher F. Tirotta

____
Donald Bennett

____
Thomas Materna

Minutes of American Scientific Board Meeting

Date: July 15, 2008

Board Members present: Donald Bennett, Thomas Materna, MD, Christopher Tirotta, MD

1) Meeting was called to order by Dr. Tirotta. Waiver of advanced notice was given by all Board members.
2) The Board discussed the Preferred Shares authorized in April 2008. A motion was made to approve a the creation of a Series A Preferred Stock as described in Exhibit A attached hereto. The Board approved with unanimous consent and reserve 1,000,000 shares of preferred stock for issuance as Series A Preferred Stock.
3) Motion was proposed by Dr. Tirotta to adjourn the meeting. The motion was seconded and approved with unanimous consent.

____
Christopher F. Tirotta

Donald Bennett (signature)
Donald Bennett

____
Thomas Materna

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20080664189-04
	Filing Date and Time 10/06/2008 10:21 AM
	Entity Number C7126-1990

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Scientific Resources Incorporated

2. The articles have been amended as follows: (provide article numbers, if available)

The first sentence of Article IV is hereby deleted in its entirety and replaced as follows:
The aggregate number of shares which may the corporation shall have the authority to issue is 500 million common shares, Par Value $0.0001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Not Applicable

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WRITTEN UNANIMOUS CONSENT OF THE DIRECTORS OF AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the all the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by decreasing the number of authorized shares of Common Stock from 250 million to 500 million, $0.0001 par value.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the form attached as Schedule A and attached hereto; and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 28th day of September 2008.

DIRECTORS:

Christopher F. Tirotta, MD, MBA

Donald Bennett

Thomas Materna, MD, MBA

WRITTEN UNANIMOUS CONSENT OF THE DIRECTORS OF AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the all the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by decreasing the number of authorized shares of Common Stock from 250 million to 500 million, $0.0001 par value.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the form attached as Schedule A and attached hereto: and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 28th day of September 2008.

DIRECTORS:

____
Christopher F. Tirotta, MD, MBA

Donald Bennett (signature)
Donald Bennett

____
Thomas Materna, MD, MBA

WRITTEN UNANIMOUS CONSENT OF THE DIRECTORS OF AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the all the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by decreasing the number of authorized shares of Common Stock from 250 million to 500 million, $0.0001 par value.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the form attached as Schedule A and attached hereto and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 28th day of September 2008.

DIRECTORS:

Christopher F. Tirotta, MD, MBA	Donald Bennett
Thomas Materna, MD, MBA	

1

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20090100870-47
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/04/2009 8:00 AM
	Entity Number C7126-1990

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Scientific Resources Incorporated

2. The articles have been amended as follows: (provide article numbers, if available)

The first sentence of Article IV is hereby deleted in its entirety and replaced as follows:

The aggregate number of shares which the corporation shall have authority to issue is 2.5 billion common shares, Par Value $.0001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: N/A

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WRITTEN UNANIMOUS CONSENT OF THE DIRECTORS OF AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the all the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by increasing the number of authorized shares of Common Stock from 500 million to 2.5 billion, $0.0001 par value.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the form attached as Schedule A and attached hereto: and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 27th day of January 2008.

DIRECTORS:

Christopher P. Tirotta, MD, MBA	Donald Bennett
Thomas Materna, MD, MBA	Teresa McWilliams
Felix Reznick, Esq.	

WRITTEN UNANIMOUS CONSENT OF THE DIRECTORS OF AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the all the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by increasing the number of authorized shares of Common Stock from 500 million to 2.5 billion, $0.0001 par value.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the form attached as Schedule A and attached hereto; and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 27th day of January 2008.

DIRECTORS:

Christopher F. Tirotta, MD, MBA	Donald Bennett
Thomas Materna, MD, MBA	Teresa McWilliams
Felix Reznick, Esq.	

WRITTEN UNANIMOUS CONSENT OF THE
DIRECTORS
OF
AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the all the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by increasing the number of authorized shares of Common Stock from 500 million to 2.5 billion, $0.0001 par value.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the form attached as Schedule A and attached hereto: and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 27th day of January 2008.

DIRECTORS:

________________	Donald Bennett (signature)
Christopher F. Tirotta, MD, MBA	Donald Bennett
________________	________________
Thomas Materna, MD, MBA	Teresa McWilliams
________________	
Felix Reznick, Esq.	

WRITTEN UNANIMOUS CONSENT OF THE DIRECTORS OF AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the all the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by increasing the number of authorized shares of Common Stock from 500 million to 2.5 billion, $0.0001 par value.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the form attached as <u>Schedule A</u> and attached hereto; and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 27th day of January 2008.

DIRECTORS:

Christopher F. Tirotta, MD, MBA	Donald Benoit
[signature] Thomas Materna, MD, MBA	Teresa McWilliams
Felix Raznick, Esq.	

WRITTEN UNANIMOUS CONSENT OF THE DIRECTORS OF AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the all the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, does hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by increasing the number of authorized shares of Common Stock from 500 million to 2.5 billion, $0.0001 par value.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the form attached as Schedule A and attached hereto; and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 27th day of January 2008.

DIRECTORS:

______________________	______________________
Christopher F. Tirotta, MD, MBA	Donald Bennett
______________________	[signature]
Thomas Materna, MD, MBA	Teresa McWilliams
______________________	
Felix Reznick, Esq.	

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
AMERICAN SCIENTIFIC RESOURCES, INC.

1. The name of the corporation is: **AMERICAN SCIENTIFIC RESOURCES, INC.** (hereinafter the "Corporation").

2. The following provisions of the Articles of Incorporation of the Corporation are amended as follows:

Article IV is hereby deleted in its entirety and placed as follows:

The aggregate number of shares which the corporation shall have authority to issue is 2.5 billion common shares, Par Value $.0001.

Signed /s/

Name: Christopher F. Tirotta, MD, MBA

Title Chairman & CEO

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20090486878-82
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/15/2009 7:23 AM
	Entity Number C7126-1990

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Scientific Resources, Incorporated

2. The articles have been amended as follows: (provide article numbers, if available)

Add to Article IV:
RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation of the Corporation, as amended, out of the authorized but unissued shares of Preferred Stock of the Corporation this Board of Directors hereby creates five hundred thousand (500,000) shares of Series A Preferred Stock, and five hundred thousand shares of Series B Preferred Stock, both with par value $.0001 per share (the "Preferred Stock"). This Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. Certificates of Designation of each Series is attached.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: N/A

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION OF SERIES A PREFERRED STOCK

Pursuant to the Nevada Revised Statutes

American Scientific Resources, Inc. (the "Corporation"), a corporation organized and existing under the Nevada Revised Statutes, does hereby certify:

FIRST: Pursuant to authority conferred upon the Board of Directors by its Certificate of Incorporation, and pursuant to the provisions of the Nevada Revised Statutes, said Board of Directors is authorized to issue Preferred Stock of the Company in one or more series and has adopted the resolution set forth below:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation of the Corporation, as amended, out of the authorized but unissued shares of Preferred Stock of the Corporation this Board of Directors hereby create a series of the Preferred Stock, par value $.0001 per share (the "Preferred Stock"), of the Corporation, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Corporation which are applicable to Preferred Stock of all series) as follows:

1. Designation. The designation of the series shall be "Series A Preferred Stock" (the "Series A Preferred Stock").

2. Number. The number of shares constituting the Series A Preferred Stock shall be five hundred thousand (500,000).

3. Voting Rights.

a. General Voting Rights. The holder of each share of Series A Preferred Stock shall have the right to the voting power equal to that of one hundred thousand shares (100,000) of the Corporation's common stock, par value $.0001 per share (the "Common Stock") and with respect to such vote, each such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the by-laws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

b. Consent Needed for Authorization. Without the vote or consent of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding, the Corporation may not (i) authorize, create or issue, or increase the authorized number of shares of, any class or series of capital stock ranking prior to or on a parity with the Series A Preferred Stock either as to dividends or liquidation, (ii) authorize, create or issue any class or series of common stock of the Corporation other than the Common Stock, (iii) authorize any reclassification of the Series A Preferred Stock, (iv) authorize, create or issue any securities convertible into or exercisable for capital stock prohibited by Section 3(b)(i) or (ii), (v) amend this Certificate or (vi) enter into

any disposal, merger or reorganization involving 20% of the total capitalization of the Corporation.

4. Liquidation.

a. Preference. Subject to the rights of the holders of any other series of Preferred Stock ranking senior to or on a parity with the Series A Preferred Stock with respect to liquidation and any other class or series of capital stock of the Corporation ranking senior to or on a parity with the Series A Preferred Stock with respect to liquidation, in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of record of the issued and outstanding shares of Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to the holders of shares of Series A Preferred Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock and any other series of Preferred Stock ranking junior to the Series A Preferred Stock with respect to liquidation and any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock with respect to liquidation, an amount in cash per share equal to $1.00, plus an amount equal to all dividends accrued and unpaid on each such share (whether or not declared) up to the date fixed for distribution. If, upon such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of Series A Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto shall be insufficient to permit the payment in full to all such holders of shares of the preferential amounts payable to them, then the entire assets of the Corporation available for distribution to such holders of shares shall be distributed ratably among such holders in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. After payment of the full amount to which they are entitled upon liquidation pursuant to this Section 4(a), the holders of shares of Series A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation or other entity nor a sale, transfer, lease or exchange of all or part of the Corporation's assets will be considered a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 4(a).

b. Adjustments. The liquidation preference provided for herein with respect to the Series A Preferred Stock shall be equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series A Preferred Stock.

5. Conversion Rights. The Series A Preferred Stock shall have no conversion rights.

6. Dividends.

a. Dividends.

(i) Subject to the rights of the holders of any other series of Preferred Stock ranking senior to or on a parity with the Series A Preferred Stock with respect to dividends and any other class or series of capital stock of the Corporation ranking senior to or on a parity with the Series A Preferred Stock with respect to dividends, other than the Common Stock, the holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, cumulative dividends per share of Series A Preferred Stock at a rate per

annum as determined by the Board of Directors during the period commencing after the date of original issuance of any shares of Series A Preferred Stock until converted pursuant to Section 5 above: provided, however, in the event of an Optional Conversion, all accumulated dividends will automatically be eliminated and no such dividends will be due or payable to holders of Series A Preferred Stock.

(ii) Dividends on the Series A Preferred Stock will accrue on each December 15, March 15, June 15, and September 15, occurring after the date of original issuance, provided that the Corporation shall have the option to pay dividends when and as declared by the Board of Directors of the Corporation. The party that holds the Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such dividend payment date, without regard to any sale or disposition of such shares of Series A Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date.

(iii) The Corporation shall pay the dividends on the Series A Preferred Stock described in Section 6(a)(i), at the Corporation's option and in its sole discretion, out of funds legally available therefor (A) in cash, (B) in shares of Common Stock, such that the number of shares of Common Stock to be distributed as a dividend to each holder of Series A Preferred Stock shall be equal to the cash amount of such dividend payable to such holder on such dividend payment date divided by the average quote per share of Common Stock reported by OTC Bulletin Board or any other stock exchange on which the Common Stock is traded, as determined by the Company (the "Per Share Market Value") for the fifteen (15) trading days immediately preceding such dividend payment date, or (C) in any combination of cash and shares of Common Stock that the Corporation may determine in its sole discretion, with the number of shares of Common Stock to be distributed in connection therewith to be calculated on the basis set forth in Section 6(a)(iii)(B).

(iv) No fractional shares of Common Stock or scrip shall be issued upon payment of any dividends in shares of Common Stock. If more than one share of Series A Preferred Stock shall be held by the same holder at the time of any dividend payment date, the number of full shares of Common Stock issuable upon payment of such dividends shall be computed on the basis of the aggregate dividend amount that the Corporation has determined to pay in Common Stock shares. Instead of any fractional shares of Common Stock which would otherwise be issuable upon payment of such dividends, the Corporation shall pay out of funds legally available therefor a cash adjustment in respect of such fractional interest, rounded to the nearest one hundredth (1/100th) of a share, in an amount equal to that fractional interest of the average Per Share Market Value for the fifteen (15) trading days immediately preceding such dividend payment date, rounded to the nearest cent ($.01).

b. Allocation of Dividends. Dividends on the Series A Preferred Stock, if paid, or if declared and set apart for payment, must be paid or declared and set apart for payment on all outstanding shares of Series A Preferred Stock contemporaneously. In the event dividends on the Series A Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any other class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto are declared and paid in an amount less than all accumulated and current dividends on all of such shares, the total amount declared and paid shall be allocated among all of such shares so that the per share dividend to be declared and paid on each share is the same percentage of the sum of the accumulated dividends for each such share. In the event dividends are declared and paid on the Series A Preferred Stock in a combination of cash and shares of Common Stock, the percentage of the dividend paid in

cash and the percentage of the dividend paid in stock must be the same for each share of Series A Preferred Stock.

c. Dividend Priorities. The Corporation shall not declare or pay any distributions to the holders of the Common Stock or any other class or series of capital stock ranking junior to the Series A Preferred Stock in respect of dividends during any period of time in which any shares of Series A Preferred Stock are outstanding or in which any dividends payable on any shares of Series A Preferred Stock have not been declared and paid in full. In this Section 6(c), "distribution" means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend solely in shares of Common Stock), or the purchase or redemption by the Corporation of shares of Common Stock or any other shares of capital stock of the Corporation ranking junior to the Series A Preferred Stock in respect of dividends for cash or property, but does not include the repurchase by the Corporation of shares from an officer, director, employee or consultant of the Corporation.

7. Reacquired Shares. Any shares of Series A Preferred Stock purchased, converted or otherwise acquired by the Corporation in any manner whatsoever shall not be reissued as part of such series and shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock.

SECOND: That said determination of the powers, designation, preferences and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to said series of Preferred Stock, was duly made by the Board of Directors of the Corporation pursuant to the provisions of the Certificate of Incorporation of the Corporation, as amended, and in accordance with the provisions of Nevada Revised Statues.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Christopher F. Tirotta, its Chief Executive Officer as of April 28, 2009.

AMERICAN SCIENTIFIC RESOPURCES, INC.

By: /s/ Christopher F. Tirotta
Name: Christopher F. Tirotta
Title: Chief Executive Officer

CERTIFICATE OF DESIGNATION
OF SERIES B PREFERRED STOCK

Pursuant to the Nevada Revised Statutes

American Scientific Resources, Inc. (the "Corporation"), a corporation organized and existing under the Nevada Revised Statutes, does hereby certify:

FIRST: Pursuant to authority conferred upon the Board of Directors by its Certificate of Incorporation, and pursuant to the provisions of the Nevada Revised Statutes, said Board of Directors is authorized to issue Preferred Stock of the Company in one or more series and has adopted the resolution set forth below:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation of the Corporation, as amended, out of the authorized but unissued shares of Preferred Stock of the Corporation this Board of Directors hereby create a series of the Preferred Stock, par value $.0001 per share (the "Preferred Stock"), of the Corporation, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Corporation which are applicable to Preferred Stock of all series) as follows:

1. Designation. The designation of the series shall be "Series B Preferred Stock" (the "Series A Preferred Stock").

2. Number. The number of shares constituting the Series B Preferred Stock shall be five hundred thousand (500,000).

3. Voting Rights.

a. General Voting Rights. The holder of each share of Series B Preferred Stock shall have the right to the voting power equal to that of one hundred (1,00) shares of the Corporation's common stock, par value $.0001 per share (the "Common Stock") and with respect to such vote, each such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the by-laws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

b. Consent Needed for Authorization. Without the vote or consent of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding, the Corporation may not (i) authorize, create or issue, or increase the authorized number of shares of, any class or series of capital stock ranking prior to or on a parity with the Series B Preferred Stock either as to dividends or liquidation, (ii) authorize, create or issue any class or series of common stock of the Corporation other than the Common Stock, (iii) authorize any reclassification of the Series B Preferred Stock, (iv) authorize, create or issue any securities convertible into or exercisable for capital stock prohibited by Section 3(b)(i) or (ii), (v) amend this Certificate or (vi) enter into

any disposal, merger or reorganization involving 20% of the total capitalization of the Corporation.

4. Liquidation.

a. Preference. Subject to the rights of the holders of any other series of Preferred Stock ranking senior to or on a parity with the Series B Preferred Stock with respect to liquidation and any other class or series of capital stock of the Corporation ranking senior to or on a parity with the Series B Preferred Stock with respect to liquidation, in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of record of the issued and outstanding shares of Series B Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to the holders of shares of Series B Preferred Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock and any other series of Preferred Stock ranking junior to the Series B Preferred Stock with respect to liquidation and any other class or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock with respect to liquidation, an amount in cash per share equal to $1.00, plus an amount equal to all dividends accrued and unpaid on each such share (whether or not declared) up to the date fixed for distribution. If, upon such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of Series B Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto shall be insufficient to permit the payment in full to all such holders of shares of the preferential amounts payable to them, then the entire assets of the Corporation available for distribution to such holders of shares shall be distributed ratably among such holders in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. After payment of the full amount to which they are entitled upon liquidation pursuant to this Section 4(a), the holders of shares of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation or other entity nor a sale, transfer, lease or exchange of all or part of the Corporation's assets will be considered a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 4(a).

b. Adjustments. The liquidation preference provided for herein with respect to the Series B Preferred Stock shall be equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series B Preferred Stock.

5. Conversion Rights. The Series B Preferred Stock shall have the right to convert into common shares at a ratio of one Preferred Share into one hundred common shares (1:100).

6. Dividends.

a. Dividends.

(i) Subject to the rights of the holders of any other series of Preferred Stock ranking senior to or on a parity with the Series B Preferred Stock with respect to dividends and any other class or series of capital stock of the Corporation ranking senior to or on a parity with the Series B Preferred Stock with respect to dividends, other than the Common Stock, the holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board

of Directors, cumulative dividends per share of Series B Preferred Stock at a rate per annum as determined by the Board of Directors during the period commencing after the date of original issuance of any shares of Series B Preferred Stock until converted pursuant to Section 5 above; provided, however, in the event of an Optional Conversion, all accumulated dividends will automatically be eliminated and no such dividends will be due or payable to holders of Series B Preferred Stock.

(ii) Dividends on the Series B Preferred Stock will accrue on each December 15, March 15, June 15, and September 15, occurring after the date of original issuance, provided that the Corporation shall have the option to pay dividends when and as declared by the Board of Directors of the Corporation. The party that holds the Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such dividend payment date, without regard to any sale or disposition of such shares of Series B Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date.

(iii) The Corporation shall pay the dividends on the Series B Preferred Stock described in Section 6(a)(i), at the Corporation's option and in its sole discretion, out of funds legally available therefor (A) in cash, (B) in shares of Common Stock, such that the number of shares of Common Stock to be distributed as a dividend to each holder of Series A Preferred Stock shall be equal to the cash amount of such dividend payable to such holder on such dividend payment date divided by the average quote per share of Common Stock reported by OTC Bulletin Board or any other stock exchange on which the Common Stock is traded, as determined by the Company (the "Per Share Market Value") for the fifteen (15) trading days immediately preceding such dividend payment date, or (C) in any combination of cash and shares of Common Stock that the Corporation may determine in its sole discretion, with the number of shares of Common Stock to be distributed in connection therewith to be calculated on the basis set forth in Section 6(a)(iii)(B).

(iv) No fractional shares of Common Stock or scrip shall be issued upon payment of any dividends in shares of Common Stock. If more than one share of Series B Preferred Stock shall be held by the same holder at the time of any dividend payment date, the number of full shares of Common Stock issuable upon payment of such dividends shall be computed on the basis of the aggregate dividend amount that the Corporation has determined to pay in Common Stock shares. Instead of any fractional shares of Common Stock which would otherwise be issuable upon payment of such dividends, the Corporation shall pay out of funds legally available therefor a cash adjustment in respect of such fractional interest, rounded to the nearest one hundredth (1/100th) of a share, in an amount equal to that fractional interest of the average Per Share Market Value for the fifteen (15) trading days immediately preceding such dividend payment date, rounded to the nearest cent ($.01).

b. Allocation of Dividends. Dividends on the Series B Preferred Stock, if paid, or if declared and set apart for payment, must be paid or declared and set apart for payment on all outstanding shares of Series B Preferred Stock contemporaneously. In the event dividends on the Series B Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any other class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto are declared and paid in an amount less than all accumulated and current dividends on all of such shares, the total amount declared and paid shall be allocated among all of such shares so that the per share dividend to be declared and paid on each share is the same percentage of the sum of the accumulated dividends for each such share. In the event dividends are declared and paid on the Series B Preferred Stock in a

combination of cash and shares of Common Stock, the percentage of the dividend paid in cash and the percentage of the dividend paid in stock must be the same for each share of Series B Preferred Stock.

c. Dividend Priorities. The Corporation shall not declare or pay any distributions to the holders of the Common Stock or any other class or series of capital stock ranking junior to the Series B Preferred Stock in respect of dividends during any period of time in which any shares of Series B Preferred Stock are outstanding or in which any dividends payable on any shares of Series B Preferred Stock have not been declared and paid in full. In this Section 6(c), "distribution" means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend solely in shares of Common Stock), or the purchase or redemption by the Corporation of shares of Common Stock or any other shares of capital stock of the Corporation ranking junior to the Series B Preferred Stock in respect of dividends for cash or property, but does not include the repurchase by the Corporation of shares from an officer, director, employee or consultant of the Corporation.

7. Reacquired Shares. Any shares of Series B Preferred Stock purchased, converted or otherwise acquired by the Corporation in any manner whatsoever shall not be reissued as part of such series and shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock.

SECOND: That said determination of the powers, designation, preferences and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to said series of Preferred Stock, was duly made by the Board of Directors of the Corporation pursuant to the provisions of the Certificate of Incorporation of the Corporation, as amended, and in accordance with the provisions of Nevada Revised Statues.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Christopher F. Tirotta, its Chief Executive Officer as of April 22, 2009.

AMERICAN SCIENTIFIC RESOPURCES, INC.

By: /s/ Christopher F. Tirotta
Name: Christopher F. Tirotta
Title: Chief Executive Officer

WRITTEN CONSENT OF THE DIRECTORS OF AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, do hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by adding 500,000 shares of Series A Preferred Stock and 500,000 shares of Series B Preferred Stock.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the forms attached as Schedule A and Schedule B and attached hereto: and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 5th day of May 2009.

DIRECTORS:

______________________	Donald E. Bennett (signature)
Christopher F. Tirotta, MD, MBA	Donald Bennett
______________________	______________________
Thomas Materna, MD, MBA	Teresa McWilliams
______________________	

WRITTEN CONSENT OF THE DIRECTORS OF AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, do hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by adding 500,000 shares of Series A Preferred Stock and 500,000 shares of Series B Preferred Stock.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the forms attached as Schedule A and Schedule B and attached hereto: and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 5th day of May 2009.

DIRECTORS:

Christopher F. Tirotta, MD, MBA

Donald Bennett

Thomas Materna, MD, MBA

Teresa McWilliams

Felix Reznick

WRITTEN CONSENT OF THE DIRECTORS OF AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, do hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by adding 500,000 shares of Series A Preferred Stock and 500,000 shares of Series B Preferred Stock.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the forms attached as Schedule A and Schedule B and attached hereto: and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 5th day of May 2009.

DIRECTORS:

Christopher F. Tirotta, MD, MBA	Donald Bennett
Thomas Makema, MD, MBA	Teresa McWilliams

WRITTEN CONSENT OF THE
DIRECTORS OF
AMERICAN SCIENTIFIC RESOURCES, INC.

THE UNDERSIGNED, being the members of the Board of Directors of American Scientific Resources, Inc., a Nevada corporation (the "Corporation"), pursuant to the Nevada Corporation Code, do hereby adopt the resolutions set forth below and upon execution of this consent (the "Consent"), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Corporation's Board of Directors and held for the purpose of acting upon proposals to adopt such resolutions:

WHEREAS, the Board of Directors (the "Board") believes it is in the best interests of the shareholders of the Corporation to amend the Corporation's Articles of Incorporation to change the authorized capital stock of the Corporation by adding 500,000 shares of Series A Preferred Stock and 500,000 shares of Series B Preferred Stock.

THEREFORE BE IT FURTHER RESOLVED, the Board approves the amendment of the Corporation's Articles of Incorporation in the forms attached as Schedule A and Schedule B and attached hereto; and

FURTHER RESOLVED, the Amended Articles of Incorporation be filed with the Secretary of State of Nevada; and

FURTHER RESOLVED, that any and all actions heretofore reasonably taken by or on behalf of the Corporation in the conduct of its business prior to the date hereof are approved, ratified and confirmed in all respects as being the acts and deeds of the Corporation, including any and all actions heretofore made for or on behalf or in the name of the Corporation by any of the Corporation's officers and directors.

IN WITNESS WHEREOF, the undersigned being the directors of the Corporation, has executed this Written Consent effective as of the 5th day of May 2009.

DIRECTORS:

Christopher F. Tirotta, MD, MBA	Donald Bennett
Thomas Materna, MD, MBA	Teresa McWilliams
Felix Reznick	